UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2008

CHORDIANT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)
Delaware	93-1051328
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

 Commission file number:

000-29357

20400 Stevens Creek Boulevard, Suite 400
 Cupertino, CA    95014
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (408) 517-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On March 3, 2008, Chordiant Software, Inc. (the "Company") issued a press release (the "Press Release") announcing that the Company’s Board of Directors authorized the repurchase up to $25 million of the Company’s outstanding common shares over the next twelve months.  In conjunction with the stock repurchase plan, the Company has entered into a written trading plan with a broker under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, to effect the repurchases.  A copy of the Press Release is being filed as exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits.

  (c) Exhibits

     99.1 Press release issued by Chordiant Software, Inc. dated March 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2008	CHORDIANT SOFTWARE, INC.

	By:	/s/ STEVEN R. SPRINGSTEEL
Steven R. Springsteel Chairman, President and Chief Executive Officer